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                                                             COMMON STOCK
                                                                PROXY

                                                    FIDELITY FEDERAL SAVINGS BANK
                                                           Dalton, Georgia

                                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES OF COMMON STOCK IT REPRESENTS WILL BE VOTED
AT THE SPECIAL MEETING IN ACCORDANCE WITH THE CHOICE SPECIFIED BELOW, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR APPROVAL
OF THE AGREEEMENT AND PLAN OF REORGANIZATION (THE "AGREEMENT")

         The undersigned stockholder of Fidelity Federal Savings Bank ("Fidelity") hereby appoints Richard G. Rhodes, Sr. or Dr.
Donald R. Thomas, or either of them, with full power of substitution to each, the proxies of the undersigned to vote, as designated below, the shares of the undersigned at the Special Meeting of Stockholders of Fidelity to be held on March 16, 1995 and at any adjournments thereof;

         (a)  Proposal to approve the Agreement and Plan of Reorganization, dated as of October 17, 1994 (the "Agreement"), by and between Fidelity and Regions Financial Corporation ("Regions"), and the related Plan of Merger and Combination (the "Plan of
Merger"), pursuant to which: (i) a newly formed, interim federal savings bank subsidiary of Regions will merge with and into
Fidelity; (ii) Regions will acquire all of the outstanding capital stock of Fidelity; (iii) each share of Fidelity common stock and
Fidelity preferred stock issued and outstanding on the effective date of the Merger (with certain exceptions) will be converted into
0.456 of a share of Regions common stock; and (iv) each Fidelity stockholder will receive cash in lieu of any remaining fractional share interest, all as described more fully in the accompanying Proxy Statement/Prospectus.

FOR                                                AGAINST                           ABSTAIN

         (b)  In accordance with their best judgment with respect to any other matters which may properly come before the meeting and any adjournment thereof.

Please date and sign this Proxy exactly as your name appears below:

                                                   Dated:                    , 1994
                                                          -------------------




                                                   --------------------------------



                                                   --------------------------------

NOTE:  When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  In the case of joint tenants, each joint owner must sign.

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                                                           PREFERRED STOCK
                                                                PROXY

                                                    FIDELITY FEDERAL SAVINGS BANK
                                                           Dalton, Georgia

                                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES OF PREFERRED STOCK IT REPRESENTS WILL BE
VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE CHOICE SPECIFIED BELOW, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR
APPROVAL OF THE AGREEEMENT AND PLAN OF REORGANIZATION (THE "AGREEMENT")

         The undersigned stockholder of Fidelity Federal Savings Bank ("Fidelity") hereby appoints Richard G. Rhodes, Sr. or Dr.
Donald R. Thomas, or either of them, with full power of substitution to each, the proxies of the undersigned to vote, as designated below, the shares of the undersigned at the Special Meeting of Stockholders of Fidelity to be held on March 16, 1995 and at any adjournments thereof;

         (a)  Proposal to approve the Agreement and Plan of Reorganization, dated as of October 17, 1994 (the "Agreement"), by and between Fidelity and Regions Financial Corporation ("Regions"), and the related Plan of Merger and Combination (the "Plan of
Merger"), pursuant to which: (i) a newly formed, interim federal savings bank subsidiary of Regions will merge with and into
Fidelity; (ii) Regions will acquire all of the outstanding capital stock of Fidelity; (iii) each share of Fidelity common stock and
Fidelity preferred stock issued and outstanding on the effective date of the Merger (with certain exceptions) will be converted into
0.456 of a share of Regions common stock; and (iv) each Fidelity stockholder will receive cash in lieu of any remaining fractional share interest, all as described more fully in the accompanying Proxy Statement/Prospectus.

FOR                                                AGAINST                           ABSTAIN

         (b)  In accordance with their best judgment with respect to any other matters which may properly come before the meeting and any adjournment thereof.

Please date and sign this Proxy exactly as your name appears below:

                                                   Dated:                    , 1994
                                                          -------------------




                                                   --------------------------------



                                                   --------------------------------

NOTE:  When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  In the case of joint tenants, each joint owner must sign.

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